UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

BEAZER HOMES USA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following email was sent by the Chief Executive Officer of Dream Finders Homes, Inc. to the employees of Beazer Homes USA, Inc. on August 10, 2026:

Subject: A Note from Patrick Zalupski, CEO of Dream Finders Homes

Dear Beazer Team,

You have built something genuinely special – a talented team, strong communities, and a culture that puts customers at the center of everything you do. I've also been impressed by the impact you've made beyond homebuilding. Your longstanding partnership with Fisher House Foundation reflects a deep commitment to serving military families, and being recognized this year with the Hearthstone BUILDER Humanitarian Award is a tremendous honor and a testament to the values that define your organization.

That resonates deeply with us at Dream Finders, and it’s one of the key reasons we believe this combination will be successful. Together, I believe we'll build something enduring – a company with the scale to compete nationally, but always with the care and commitment that has defined both of our companies from day one.

As Dream Finders has grown over the years, we’ve learned that successful integrations are the key to creating long-term value. That starts with respect for the people, culture, and the relationships that have made Beazer the company it is today.

Beazer and Dream Finders will continue operating as separate companies until the transaction closes, which is expected to take place in the fourth quarter of this year. In the meantime, we'll begin planning for our future together.

I had a great call with Allan last week and it became very clear how much he admires, appreciates and respects his employees. We agreed to communicate throughout this process to help make this transition as smooth as possible for the team. I also assured Allan that DFH was founded as a meritocracy and the best performers receive the best opportunities, regardless of company or tenure. We simply cannot afford to lose great talent. I am excited to personally share our vision for the future of DFH with you all. Allan and I intend to provide updates to you throughout the process and keep you informed as plans develop.

I look forward to getting to know many of you personally and, when the time comes, welcoming you to the Dream Finders family. I’m excited to get this over the finish line and start building our future together.

Sincerely,

Patrick Zalupski

Founder, CEO, and Co-Chairman of Dream Finders

Dream Finders Homes

* * *

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

The information presented herein may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Dream Finders Homes’s and Beazer’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and neither Dream Finders Homes nor Beazer assumes any duty to update forward-looking statements other than as required by law. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

In addition to factors previously disclosed in Dream Finders Homes’s and Beazer’s reports filed with the Securities and Exchange Commission, the following factors, among others, could cause actual results to differ materially from forward-looking statements and historical performance: the occurrence of any event, change or other circumstances that could give rise to right of one or both of the parties to terminate the definitive merger agreement between Dream Finders Homes and Beazer; the outcome of any legal proceedings that may be instituted against Dream Finders Homes or Beazer; the failure of Beazer to obtain necessary stockholder and regulatory approvals or to satisfy any of the other conditions to the Transaction on a timely basis or at all; the possibility that the anticipated benefits of the Transaction are not realized when expected or at all; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; Dream Finders Homes’s ability to obtain financing and complete the acquisition and integration of Beazer successfully or fully realize cost savings and other benefits and other consequences associated with mergers, acquisitions and divestitures; negative effects of announcing the Transaction or the consummation of the Transaction on the market price of our common stock, credit ratings or operating results; and the potential impact of announcement of the Transaction or consummation thereof on relationships, including with employees, customers and competitors.

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with the acquisition described in this communication (the “Transaction”), Beazer intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement (the “Proxy Statement”). The Proxy Statement (if and when available) will be mailed to stockholders of Beazer. INVESTORS AND SECURITY HOLDERS OF BEAZER ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING DREAM FINDERS HOMES, BEAZER, THE TRANSACTION AND RELATED MATTERS. Investors may obtain free copies of these documents (when they are available) and other documents filed with the SEC at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Beazer by going to Beazer’s website at ir.beazer.com.

Participants in Solicitation

Beazer and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Beazer in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of Beazer and other persons who may be deemed to be participants in the solicitation of stockholders of Beazer in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in Beazer’s proxy statement for its 2026 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on December 22, 2025 and any subsequent filings with the SEC. In addition, Dream Finders Homes and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Beazer in connection with the Transaction. Information about certain of Dream Finders Homes’s directors and executive officers is set forth in Dream Finders Homes’s proxy statement for its 2026 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 16, 2026, Dream Finders Homes’s Annual Report on Form 10-K filed with the SEC on February 24, 2026, and any subsequent filings with the SEC. To the extent that holdings of Beazer’s securities by the directors and executive officers of Beazer have changed from the amounts set forth in the proxy statement for its 2026 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the direct and indirect interests of those persons and other persons who may be deemed participants in the Transaction may be obtained by reading the Proxy Statement regarding the Transaction when it becomes available. Free copies of these documents may be obtained as described above and, with respect to the information about Dream Finders Homes’s directors and executive officers, at the Dream Finders Homes’s website at investors.dreamfindershomes.com.